UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 17, 2006

ISSG, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-29315	13-3349556
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5715 Lemona Avenue Van Nuys, CA	91411
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 944-5132

Copies of Communications to:

Stoecklein Law Group

402 West Broadway, Suite 400

San Diego, CA 92101

(619) 595-4882

Fax (619) 595-4883

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.02 Termination of a Material Definitive Agreement.

On July 17, 2006, the Registrant entered into a Termination Agreement whereby the Agreement and Plan of Merger, dated April 12, 2006, by and among the Registrant, ISSG Sub, Inc. and Advantage Investment Strategies, Inc. was terminated. The respective Boards of Directors of the Registrant, ISSG Sub and Advantage Investment Strategies determined that the proposed merger of ISSG Sub with and into Advantage Investment Strategies pursuant to the April 12, 2006 merger agreement were no longer consistent with, and in furtherance of, their respective business strategies and goals. A copy of the Termination Agreement is attached hereto as Exhibit 10.2.

Section 9 – Financial Statements and Exhibits

Item 9.01 Exhibits.

EXHIBITS

Exhibit Number	Description
(10.2)	Termination Agreement dated July 17, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ISSG, INC.

By: /s/ Terence Davis

Terence Davis, President

Date: July 20, 2006